                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2001
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                     Cornerstone Internet Solutions Company.
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             (Exact name of registrant as specified in its charter)

     Delaware                    1-13360               22-3272662
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)     Identification No.)

                     400 Lanidex Plaza Parsippany, NJ 07054
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                    (Address of principal executive offices)

Registrant's telephone number, including area code: (973) 503-5600
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                                       N/A
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         (Former name or former address, if changed since last report.)

            Item 4.     Changes in Registrant's Certifying Accountants
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            KPMG LLP was previously the principal  accountants  for  Cornerstone
Internet  Solutions  Company  ("the  Company").  On June  14,  2001,  that  firm resigned.

            In connection  with the audits of the two fiscal years ended May 31,
2000,  and  the  subsequent   period  through  June  14,  2001,  there  were  no
disagreements with KPMG LLP on any matter of accounting principles or practices,
financial  statement  disclosure,   or  auditing  scope  or  procedures,   which
disagreements if not resolved to its  satisfaction  would have caused it to make reference  in  connection  with  its  opinion  to  the  subject  matter  of  the disagreement.

            In connection  with the audits of the two fiscal years ended May 31,
2000, and the subsequent  period through June 14, 2001, there were no reportable events as defined in Regulation S-K, Item 304(a)(1)(v), except as follows:

            The Company has reflected B2Bgalaxy.com Inc. (B2B) as a consolidated subsidiary in its previously filed financial statements through August 31, 2000.
However,  on February  29,  2000,  B2B  completed a private  placement of common stock,  which  reduced the  Company's  voting  interest in B2B below 50%. As the
Company no longer had a  controlling  financial  interest  in B2B,  the  Company should  have  presented  the  investment  in B2B  using  the  equity  method  of accounting as of and for periods after February 29, 2000.

            As the Company announced in its Form 8-K dated January 31, 2001, the
Company plans to restate its financial statements included in its Form10-KSB for the fiscal  year ended May 31, 2000 and Form  10-QSB for the  quarterly  periods ended February 29 and August 31, 2000 to reflect its investment in B2B using the equity  method  of  accounting  from  February  29 2000.  The  Company  does not anticipate there will be any changes to the Company's  stockholders' equity, net loss or related per share  amounts as a result of the revisions to the financial statements to apply the equity method of accounting for the Company's investment in B2B for any of  these  periods.  Prior to its  resignation,  KPMG LLP did not have the  opportunity to complete its  audit of the adjustments to the Company's financial statements as of and for the year ended May 31, 2000.

            KPMG  LLP have  advised  the  Company  that  the  misapplication  of generally accepted accounting  principles discussed above materially impacts the fairness and reliability of the consolidated financial statements of the Company as of and for the year ended May 31, 2000, and the previously  issued  auditors'
report contained in Form 10-KSB, and the unaudited interim financial  statements for the quarterly periods ended February 29 and August 31, 2000 contained in the applicable Form 10-QSB. Due to the accountants'  resignation,  the issue has not been resolved to the accountants'  satisfaction  prior to its resignation.  KPMG
LLP's auditors' report on the consolidated  financial  statements of Cornerstone
Internet  Solutions  Company and  subsidiaries as of and for the years ended May
31, 2000 and 1999, contained a separate paragraph stating that

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"the accompanying  consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1 to the
consolidated   financial   statements,   the  Company's  recurring  losses  from
operations  raise  substantial  doubt  about its  ability to continue as a going concern.  Management's  plans in regard to these  matters are also  described in
Note 1. The  consolidated  financial  statements do not include any  adjustments that might result from the outcome of this uncertainty."

            A letter from KPMG LLP is attached as Exhibit 16.

            Item 7.     Financial Statements and Exhibits
                        ---------------------------------

            Exhibit  16 -  Letter,  dated  July 16,  2001  from  KPMG LLP to the
Securities and Exchange Commission.

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                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CORNERSTONE INTERNET SOLUTIONS COMPANY

Dated: July 16, 2001    By:         /s/ Andrew Gyenes
                                    ------------------------------------
                                    Chairman of the Board of Directors

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